Exhibit 32.1

SECTION 906 CEO/CFO CERTIFICATION

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Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) each of the undersigned officers of CRISPR Therapeutics AG (the “Company”), does hereby certify, to such officer’s knowledge, that:

The Annual Report on Form 10-K for the year ended December 31, 2021 (the “Form 10-K”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 15, 2022	/s/ Samarth Kulkarni
Samarth Kulkarni
Chief Executive Officer
(Principal Executive Officer)

Date: February 15, 2022	/s/ Brendan Smith
Brendan Smith
Chief Financial Officer
(Principal Financial and Accounting Officer)